                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 20, 2008
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                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                       0-50801                 84-1655232
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(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


803 Main Street, Willimantic, Connecticut                   06226
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(Address of principal executive offices)                    (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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         On February 20, 2008, SI Financial Group, Inc. (the "Company"), the holding company for Savings Institute Bank and Trust Company, announced its financial results for the quarter and year ended December 31, 2007 and announced that its annual meeting of stockholders will be held on May 7, 2008. The press release announcing financial results for the quarter and year December 31, 2007 and the annual meeting date is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS.
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         On February 20, 2008, the Company announced that the Board of Directors approved the repurchase of up to 5% of the Company's outstanding common stock, or approximately 596,000 shares. The press release announcing the repurchase program is included as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a)  Financial Statements of Businesses Acquired: Not applicable

         (b)  Pro Forma Financial Information: Not applicable

         (c)  Shell Company Transactions: Not applicable

         (d)  Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated February 20, 2008
              99.2              Press Release Dated February 20, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SI FINANCIAL GROUP, INC.


Date: February 21, 2008                By: /s/ Rheo A. Brouillard
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                                           Rheo A. Brouillard
                                           President and Chief Executive Officer